Exhibit 99.2

Consolidated Statements of Operations (Unaudited, in millions, except per share data)

	2012 As Previously Reported			2012 Revised with Service Experts Included in Discontinued Operations			Variances
	First Quarter	Second Quarter	June YTD	First Quarter	Second Quarter	June YTD	First Quarter	Second Quarter	June YTD
Net sales	$684.2	$933.8	$1,618.0	$614.4	$840.4	$1,454.8	$(69.8)	$(93.4)	$(163.2)
Cost of goods sold	518.1	685.1	1,203.2	473.5	632.3	1,105.8	(44.6)	(52.8)	(97.4)

Gross profit	166.1	248.7	414.8	140.9	208.1	349.0	(25.2)	(40.6)	(65.8)
Operating expenses:
Selling, general and administrative expenses	163.0	172.7	335.7	123.2	130.7	253.9	(39.8)	(42.0)	(81.8)
Losses (gains) and other expenses, net	(1.5)	1.5	—	(1.4)	1.4	—	0.1	(0.1)	—
Restructuring charges	3.1	0.6	3.7	2.6	0.1	2.7	(0.5)	(0.5)	(1.0)
Asset impairment	—	—	—	—	—	—	—	—	—
Goodwill impairment	—	—	—	—	—	—	—	—	—
Income from equity method investments	(2.4)	(3.9)	(6.3)	(2.4)	(3.9)	(6.3)	—	—	—

Operational income (loss) from continuing operations	3.9	77.8	81.7	18.9	79.8	98.7	15.0	2.0	17.0
Interest expense, net	4.7	4.3	9.0	4.7	4.3	9.0	—	—	—
Other expense, net	—	0.1	0.1	—	0.1	0.1	—	—	—

Income (loss) from continuing operations before income taxes	(0.8)	73.4	72.6	14.2	75.4	89.6	15.0	2.0	17.0
Provision (Benefit) for income taxes	(0.3)	25.2	24.9	4.9	25.9	30.8	5.2	0.7	5.9

Income (loss) from continuing operations	(0.5)	48.2	47.7	9.3	49.5	58.8	9.8	1.3	11.1
Discontinued operations:
Operational loss from discontinued operations	8.5	7.2	15.7	23.5	9.2	32.7	15.0	2.0	17.0
Income tax benefit	(2.9)	(3.7)	(6.6)	(8.1)	(4.4)	(12.5)	(5.2)	(0.7)	(5.9)

Loss from discontinued operations	5.6	3.5	9.1	15.4	4.8	20.2	9.8	1.3	11.1

Net income (loss)	$(6.1)	$44.7	$38.6	$(6.1)	$44.7	$38.6	$—	$—	$—

Earnings per share - Diluted

Income (loss) from continuing operations	$(0.01)	$0.93	$0.93	$0.18	$0.96	$1.14	$0.19	$0.03	$0.21

Loss from discontinued operations	(0.11)	(0.06)	(0.18)	(0.30)	(0.09)	(0.39)	(0.19)	(0.03)	(0.21)

Net income (loss)	$(0.12)	$0.87	$0.75	$(0.12)	$0.87	$0.75	$—	$—	$—

Exhibit 99.2

Reconciliation of GAAP Measures and non-GAAP Measures (Unaudited, in millions, except per share data)

	2012 As Previously Reported			2012 Revised with Service Experts Included in Discontinued Operations			Variances
	First Quarter	Second Quarter	Year-to- Date	First Quarter	Second Quarter	Year-to- Date	First Quarter	Second Quarter	Year-to- Date
Income (loss) from continuing operations before income taxes, a GAAP measure	$(0.8)	$73.4	$72.6	$14.2	$75.4	$89.6	$15.0	$2.0	$17.0
Special product quality adjustment	(0.4)	0.5	0.1	(0.4)	0.5	0.1	—	—	—
Restructuring charges	3.1	0.6	3.7	2.6	0.1	2.7	(0.5)	(0.5)	(1.0)
Asset impairment	—	—	—	—	—	—	—	—	—
Goodwill impairment	—	—	—	—	—	—	—	—	—
Items in losses (gains) and other expenses, net (1)	(1.5)	0.6	(0.9)	(1.5)	0.6	(0.9)	—	—	—
Interest expense, net	4.7	4.3	9.0	4.7	4.3	9.0	—	—	—
Other expense, net	—	0.1	0.1	—	0.1	0.1	—	—	—

Adjusted income (loss) from continuing operations before income taxes, a non-GAAP measure	$5.1	$79.5	$84.6	$19.6	$81.0	$100.6	$14.5	$1.5	$16.0

Income (loss) from continuing operations, a GAAP measure	$(0.5)	$48.2	$47.7	$9.3	$49.5	$58.8	$9.8	$1.3	$11.1
Special product quality adjustment, after tax	(0.3)	0.6	0.3	(0.3)	0.6	0.3	—	—	—
Restructuring charges, after tax	2.0	0.4	2.4	1.7	0.1	1.8	(0.3)	(0.3)	(0.6)
Asset impairment, after tax	—	—	—	—	—	—	—	—	—
Goodwill impairment, after tax	—	—	—	—	—	—	—	—	—
Items in losses (gains) and other expenses, net after tax(1)	(0.9)	0.4	(0.5)	(0.9)	0.4	(0.5)	—	—	—

Adjusted income (loss) from continuing operations, a non-GAAP measure	$0.3	$49.6	$49.9	$9.8	$50.6	$60.4	$9.5	$1.0	$10.5

Earnings per share from continuing operations - diluted, a GAAP measure (2)	$(0.01)	$0.93	$0.93	$0.18	$0.96	$1.14	$0.19	$0.03	$0.21
Special product quality adjustment, after tax	—	0.01	0.01	—	0.01	0.01	—	—	—
Restructuring charges, after tax	0.04	0.01	0.05	0.03	—	0.03	(0.01)	(0.01)	(0.02)
Asset impairment, after tax	—	—	—	—	—	—	—	—	—
Goodwill impairment, after tax	—	—	—	—	—	—	—	—	—
Items in losses (gains) and other expenses, net, after tax (1)	(0.02)	0.01	(0.02)	(0.02)	0.01	(0.01)	—	—	0.01

Adjusted earnings per share from continuing operations - diluted, a non-GAAP measure (2)	$0.01	$0.96	$0.97	$0.19	$0.98	$1.17	$0.18	$0.02	$0.20

(1)	Items in losses, gains and other expense, net include acquisition costs, net change in unrealized gains or losses on open futures contracts, and other items.
(2)	Reconciliation of earnings per share may not add due to rounding differences.

Exhibit 99.2

Consolidated Statements of Operations (Unaudited, in millions, except per share data)

	2011 As Previously Reported					2011 Revised with Service Experts Included in Discontinued Operations					Variances
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
Net sales	$669.4	$914.1	$903.1	$735.4	$3,222.0	$582.6	$808.6	$801.2	$648.5	$2,840.9	$(86.8)	$(105.5)	$(101.9)	$(86.9)	$(381.1)
Cost of goods sold	505.1	669.9	674.6	547.6	2,397.2	451.7	609.6	614.6	495.1	2,171.0	(53.4)	(60.3)	(60.0)	(52.5)	(226.2)

Gross profit	164.3	244.2	228.5	187.8	824.8	130.9	199.0	186.6	153.4	669.9	(33.4)	(45.2)	(41.9)	(34.4)	(154.9)

Operating expenses:
Selling, general and administrative expenses	167.3	169.8	161.3	140.3	638.7	124.6	125.9	122.4	104.0	476.9	(42.7)	(43.9)	(38.9)	(36.3)	(161.8)
Losses (gains) and other expenses, net	(0.3)	1.2	2.6	1.9	5.4	(0.3)	1.3	2.6	1.9	5.5	—	0.1	—	—	0.1
Restructuring charges	1.2	2.4	10.8	1.6	16.0	2.3	1.0	8.0	1.2	12.5	1.1	(1.4)	(2.8)	(0.4)	(3.5)
Asset impairment	—	—	—	0.3	0.3	—	—	—	0.2	0.2	—	—	—	(0.1)	(0.1)
Goodwill impairment	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Income from equity method investments	(2.6)	(3.4)	(3.0)	(0.6)	(9.6)	(2.6)	(3.4)	(3.0)	(0.6)	(9.6)	—	—	—	—	—

Operational income (loss) from continuing operations	(1.3)	74.2	56.8	44.3	174.0	6.9	74.2	56.6	46.7	184.4	8.2	—	(0.2)	2.4	10.4
Interest expense, net	4.1	4.3	4.1	4.3	16.8	4.1	4.3	4.1	4.3	16.8	—	—	—	—	—
Other expense, net	—	0.1	—	0.2	0.3	—	0.1	—	0.2	0.3	—	—	—	—	—

Income (loss) from continuing operations before income taxes	(5.4)	69.8	52.7	39.8	156.9	2.8	69.8	52.5	42.2	167.3	8.2	—	(0.2)	2.4	10.4
Provision (Benefit) for income taxes	(1.9)	23.7	17.4	12.4	51.6	1.0	23.8	17.6	13.4	55.8	2.9	0.1	0.2	1.0	4.2

Income (loss) from continuing operations	(3.5)	46.1	35.3	27.4	105.3	1.8	46.0	34.9	28.8	111.5	5.3	(0.1)	(0.4)	1.4	6.2

Discontinued operations:

Operational loss from discontinued operations	5.7	1.7	2.3	16.6	26.3	13.9	1.7	2.1	19.0	36.7	8.2	—	(0.2)	2.4	10.4
Income tax benefit	(2.0)	(0.6)	(0.8)	(5.9)	(9.3)	(4.9)	(0.7)	(1.0)	(6.9)	(13.5)	(2.9)	(0.1)	(0.2)	(1.0)	(4.2)

Loss from discontinued operations	3.7	1.1	1.5	10.7	17.0	9.0	1.0	1.1	12.1	23.2	5.3	(0.1)	(0.4)	1.4	6.2

Net income (loss)	$(7.2)	$45.0	$33.8	$16.7	$88.3	$(7.2)	$45.0	$33.8	$16.7	$88.3	$—	$—	$—	$—	$—

Earnings per share -Diluted

Income (loss) from continuing operations	$(0.06)	$0.85	$0.67	$0.53	$1.97	$0.03	$0.85	$0.66	$0.56	$2.09	$0.09	$—	$(0.01)	$0.03	$0.12

Loss from discontinued operations	(0.07)	(0.02)	(0.03)	(0.21)	(0.32)	(0.16)	(0.02)	(0.02)	(0.24)	(0.44)	(0.09)	—	0.01	(0.03)	(0.12)

Net income (loss)	$(0.13)	$0.83	$0.64	$0.32	$1.65	$(0.13)	$0.83	$0.64	$0.32	$1.65	$—	$—	$—	$—	$—

Exhibit 99.2

Reconciliation of GAAP Measures and non-GAAP Measures (Unaudited, in millions, except per share data)

	2011 As Previously Reported					2011 Revised with Service Experts Included in Discontinued Operations					Variances
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
Income (loss) from continuing operations before income taxes, a GAAP measure	$(5.4)	$69.8	$52.7	$39.8	$156.9	$2.8	$69.8	$52.5	$42.2	$167.3	$8.2	$—	$(0.2)	$2.4	$10.4
Special product quality adjustment	—	(2.4)	—	(1.9)	(4.3)	—	(2.4)	—	(1.9)	(4.3)	—	—	—	—	—
Restructuring charges	1.2	2.4	10.8	1.6	16.0	2.3	1.0	8.0	1.2	12.5	1.1	(1.4)	(2.8)	(0.4)	(3.5)
Asset impairment	—	—	—	0.3	0.3	—	—	—	0.2	0.2	—	—	—	(0.1)	(0.1)
Goodwill impairment	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Items in losses (gains) and other expenses, net (1)	0.9	1.3	3.2	(0.5)	4.9	0.9	1.4	3.2	(0.5)	5.0	—	0.1	—	—	0.1
Interest expense, net	4.1	4.3	4.1	4.3	16.8	4.1	4.3	4.1	4.3	16.8	—	—	—	—	—
Other expense, net	—	0.1	—	0.2	0.3	—	0.1	—	0.2	0.3	—	—	—	—	—

Adjusted income (loss) from continuing operations before income taxes, a non-GAAP measure	$0.8	$75.5	$70.8	$43.8	$190.9	$10.1	$74.2	$67.8	$45.7	$197.8	$9.3	$(1.3)	$(3.0)	$1.9	$6.9

Income (loss) from continuing operations, a GAAP measure	$(3.5)	$46.1	$35.3	$27.4	$105.3	$1.8	$46.0	$34.9	$28.8	$111.5	$5.3	$(0.1)	$(0.4)	$1.4	$6.2
Special product quality adjustment, after tax	—	(1.5)	—	(1.3)	(2.8)	—	(1.5)	—	(1.3)	(2.8)	—	—	—	—	—
Restructuring charges, after tax	0.8	1.6	6.7	1.5	10.6	1.4	0.7	5.0	1.0	8.1	0.6	(0.9)	(1.7)	(0.5)	(2.5)
Asset impairment, after tax	—	—	—	0.2	0.2	—	—	—	0.1	0.1	—	—	—	(0.1)	(0.1)
Goodwill impairment, after tax	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Items in losses (gains) and other expenses, net after tax(1)	0.6	0.6	2.0	—	3.2	0.6	0.7	2.0	—	3.3	—	0.1	—	—	0.1

Adjusted income (loss) from continuing operations, a non-GAAP measure	$(2.1)	$46.8	$44.0	$27.8	$116.5	$3.8	$45.9	$41.9	$28.6	$120.2	$5.9	$(0.9)	$(2.1)	$0.8	$3.7

Earnings per share from continuing operations - diluted, a GAAP measure (2)	$(0.06)	$0.85	$0.67	$0.53	$1.97	$0.03	$0.85	$0.66	$0.56	$2.09	$0.09	$—	$(0.01)	$0.03	$0.12
Special product quality adjustment, after tax	—	(0.03)	—	(0.02)	(0.05)	—	(0.03)	—	(0.02)	(0.05)	—	—	—	—	—
Restructuring charges, after tax	0.01	0.03	0.13	0.03	0.20	0.03	0.02	0.10	0.01	0.15	0.02	(0.01)	(0.03)	(0.02)	(0.05)
Asset impairment, after tax	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Goodwill impairment, after tax	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Items in losses (gains) and other expenses, net, after tax (1)	0.01	0.01	0.03	—	0.06	0.01	0.01	0.03	—	0.06	—	—	—	—	—

Adjusted earnings per share from continuing operations - diluted, a non-GAAP measure (2)	$(0.04)	$0.86	$0.83	$0.53	$2.18	$0.07	$0.85	$0.79	$0.55	$2.25	$0.11	$(0.01)	$(0.04)	$0.02	$0.07

(1)	Items in losses, gains and other expense, net include acquisition costs, net change in unrealized gains or losses on open futures contracts, and other items.
(2)	Reconciliation of earnings per share may not add due to rounding differences.

Exhibit 99.2

Selected Financial Information and Reconciliation of GAAP Measures and non-GAAP Measures (Unaudited, in millions, except per share data)

	As Previously Reported					Revised with Service Experts Included in Discontinued Operations					Variances
	For the Twelve Months Ended December 31,					For the Twelve Months Ended December 31,					For the Twelve Months Ended December 31,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Net sales	$3,222.0	$3,017.5	$2,773.0	$3,314.5	$3,546.6	$2,840.9	$2,585.2	$2,377.6	$2,866.6	$3,056.5	$(381.1)	$(432.3)	$(395.4)	$(447.9)	$(490.1)

Income from continuing operations before income taxes, a GAAP measure	$156.9	$199.5	$120.8	$216.4	$264.8	$167.3	$190.7	$114.2	$205.9	$248.3	$10.4	$(8.8)	$(6.6)	$(10.5)	$(16.5)
Special product quality adjustment	(4.3)	(0.2)	18.3	—	(16.9)	(4.3)	(0.2)	18.3	—	(16.9)	—	—	—	—	—
Restructuring charges	16.0	14.0	39.3	28.3	21.6	12.5	11.4	37.5	27.6	21.6	(3.5)	(2.6)	(1.8)	(0.7)	—
Items in losses (gains) and other expenses, net after tax (2)	4.9	4.3	(10.9)	5.2	3.7	5.0	4.3	(10.9)	5.2	3.7	0.1	—	—	—	—
Asset impairment	0.3	—	6.4	9.1	—	0.2	—	6.4	9.1	—	(0.1)	—	—	—	—
Goodwill Impairment	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest expense, net	16.8	12.8	8.2	14.2	6.8	16.8	12.8	8.2	13.8	6.8	—	—	—	(0.4)	—
Other expenses, net	0.3	1.0	0.1	0.1	0.7	0.3	1.0	0.1	0.1	0.7	—	—	—	—	—

EBIT, a Non-GAAP measure	$190.9	$231.4	$182.2	$273.3	$280.7	$197.8	$220.0	$173.8	$261.7	$264.2	$6.9	$(11.4)	$(8.4)	$(11.6)	$(16.5)

Return on Sales (“ROS”) (1)	5.9%	7.7%	6.6%	8.2%	7.9%	7.0%	8.5%	7.3%	9.1%	8.6%

Income from continuing operations, a GAAP measure	$105.3	$132.3	$74.6	$131.8	$170.9	$111.5	$125.9	$70.0	$124.9	$160.6	$6.2	$(6.4)	$(4.6)	$(6.9)	$(10.3)
Special product quality adjustment, after tax	(2.8)	—	11.3	—	(10.5)	(2.8)	—	11.3	—	(10.5)	—	—	—	—	—
Restructuring charges, after tax	10.6	9.0	28.6	19.4	13.6	8.2	7.4	27.5	19.0	13.6	(2.4)	(1.6)	(1.1)	(0.4)	—
Items in losses (gains) and other expenses, net after tax (2)	3.2	2.5	(7.2)	3.4	2.5	3.2	2.5	(7.2)	3.4	2.5	—	—	—	—	—
Asset impairment, after tax	0.2	—	4.3	9.1	—	0.1	—	4.3	9.1	—	(0.1)	—	—	—	—
Goodwill impairment, after tax	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Tax items	—	—	—	—	(3.2)	—	—	—	—	(3.2)	—	—	—	—	—

Adjusted income from continuing operations, a non-GAAP measure	$116.5	$143.8	$111.6	$163.7	$173.3	$120.2	$135.8	$105.9	$156.4	$163.0	$3.7	$(8.0)	$(5.7)	$(7.3)	$(10.3)

Earnings per share from continuing operations - diluted, a GAAP measure	$1.97	$2.37	$1.32	$2.26	$2.46	$2.09	$2.26	$1.24	$2.14	$2.31	$0.12	$(0.11)	$(0.08)	$(0.12)	$(0.15)
Special product quality adjustment, after tax	(0.05)	—	0.20	—	(0.16)	(0.05)	—	0.20	—	(0.16)	—	—	—	—	—
Restructuring charges, after-tax	0.20	0.17	0.50	0.34	0.21	0.15	0.13	0.48	0.33	0.21	(0.05)	(0.04)	(0.02)	(0.01)	—
Items in losses (gains) and other expenses, net after tax (2)	0.06	0.04	(0.13)	0.05	0.04	0.06	0.04	(0.13)	0.05	0.04	—	—	—	—	—
Asset impairment, after-tax	—	—	0.08	0.16	—	—	—	0.08	0.16	—	—	—	—	—	—
Goodwill impairment, after-tax	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Tax item	—	—	—	—	(0.05)	—	—	—	—	(0.05)	—	—	—	—	—

Adjusted earnings per share from continuing operations - diluted, a non-GAAP measure	$2.18	$2.58	$1.97	$2.81	$2.50	$2.25	$2.43	$1.87	$2.68	$2.35	$0.07	$(0.15)	$(0.10)	$(0.13)	$(0.15)

Free Cash Flow, a non-GAAP measure
Net cash provided by operating activities	$76.2	$185.8	$225.5	$183.2	$239.9	$76.2	$185.8	$225.5	$183.2	$239.9	$—	$—	$—	$—	$—
Purchase of property, plant and equipment	(41.9)	(43.6)	(58.1)	(60.4)	(67.6)	(41.4)	(43.1)	(57.4)	(59.8)	(65.8)	$0.5	$0.5	$0.7	$0.6	$1.8

Free Cash Flow, a non-GAAP measure	$34.3	$142.2	$167.4	$122.8	$172.3	$34.8	$142.7	$168.1	$123.4	$174.1	$0.5	$0.5	$0.7	$0.6	$1.8

(1)	ROS is defined as EBIT, a non GAAP measure, divided by Net sales
(2)	Items in losses (gains) and other expenses net after tax include acquisition costs, net change in unrealized gains and losses on open futures contracts, and other items

Exhibit 99.2

Revised Commercial Segment (Unaudited, in millions)

	As Previously Reported		Revised to Include National Account Services		Variance
	Net Sales	Segment Profit	Net Sales	Segment Profit	Net Sales	Segment Profit
Full year results:
2007	$875.0	$101.0	$924.4	$109.6	$49.4	$8.6
2008	$835.3	$93.3	$881.6	$100.3	$46.3	$7.0
2009	$594.6	$49.3	$645.9	$58.1	$51.3	$8.8
2010	$620.0	$69.3	$695.8	$77.8	$75.8	$8.5
2011	$696.0	$79.4	$776.2	$87.6	$80.2	$8.2

Quarterly results:
1st Quarter 2011	$138.8	$5.9	$153.9	$6.9	$15.1	$1.0
2nd Quarter 2011	$198.3	$27.1	$218.8	$29.2	$20.5	$2.1
3rd Quarter 2011	$199.3	$28.7	$223.7	$31.1	$24.4	$2.4
4th Quarter 2011	$159.6	$17.7	$179.8	$20.4	$20.2	$2.7
1st Quarter 2012	$137.0	$6.0	$156.7	$8.3	$19.7	$2.3
2nd Quarter 2012	$200.7	$30.1	$221.4	$33.2	$20.7	$3.1